                                  EXHIBIT 99.1

[LOGO OF POPULAR ABS, INC.(SM)]   PRELIMINARY SAMPLE               [LOGO OF FBR]
                                  POPULAR ABS 2005-3

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Current Principal Balance ($)      Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
0.01 - 50,000.00                       1              36,279.51         0.03        8.500          355        90.00          582
50,000.01 - 100,000.00               158          12,636,544.91        10.36        7.207          356        85.36          632
100,000.01 - 150,000.00              216          26,765,271.71        21.95        6.832          356        84.29          638
150,000.01 - 200,000.00              137          23,553,669.62        19.32        6.984          357        85.56          631
200,000.01 - 250,000.00               98          22,028,367.11        18.07        6.608          356        84.80          637
250,000.01 - 300,000.00               72          19,675,340.92        16.14        6.537          356        82.67          634
300,000.01 - 350,000.00               35          11,265,875.42         9.24        6.401          356        83.17          648
350,000.01 - 400,000.00               12           4,351,164.77         3.57        6.546          358        82.54          619
400,000.01 - 450,000.00                4           1,624,768.82         1.33        6.422          356        78.71          630
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min: $36,279.51
Max: $414,698.25
Average: $166,353.73

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Current Gross Rate                 Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
4.500 - 4.999                         13           2,559,962.58         2.10        4.944          356        78.72          660
5.000 - 5.499                         30           6,687,467.27         5.48        5.294          355        81.42          664
5.500 - 5.999                        119          21,575,429.93        17.69        5.824          355        82.14          652
6.000 - 6.499                         95          16,689,718.34        13.69        6.238          356        82.59          641
6.500 - 6.999                        193          32,915,579.08        26.99        6.776          357        84.94          636
7.000 - 7.499                         81          12,147,704.52         9.96        7.258          357        86.05          632
7.500 - 7.999                        137          20,592,701.90        16.89        7.752          357        86.97          617
8.000 - 8.499                         28           4,092,232.59         3.36        8.227          358        84.71          606
8.500 - 8.999                         30           4,051,778.28         3.32        8.798          357        85.27          590
9.000 - 9.499                          4             378,434.35         0.31        9.300          356        85.60          582
9.500 - 9.999                          2             165,411.56         0.14        9.792          358        80.22          563
10.000 - 10.499                        1              80,862.39         0.07       10.250          356        71.05          554
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min: 4.790
Max: 10.250
Weighted Average: 6.757

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
FICO                               Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
525 - 549                             32           5,388,568.88         4.42        7.687          357        77.68          534
550 - 574                             51           7,954,336.51         6.52        7.386          357        79.34          561
575 - 599                             92          14,473,409.37        11.87        7.283          357        83.43          588
600 - 624                            123          21,617,223.01        17.73        6.713          356        83.33          614
625 - 649                            147          24,801,616.35        20.34        6.585          356        84.91          636
650 - 674                            153          25,861,719.81        21.21        6.544          356        86.55          661
675 - 699                             72          10,722,231.02         8.79        6.493          357        86.17          686
700 >=                                63          11,118,177.84         9.12        6.392          355        85.02          731
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min: 525
Max: 801
NZ Weighted Average: 635

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Original LTV                       Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
0.00 - 49.99                           8           1,707,285.02         1.40        6.380          356        41.61          638
50.00 - 54.99                          3             348,135.69         0.29        6.707          358        53.54          645
55.00 - 59.99                          3             569,979.06         0.47        6.011          356        56.55          642
60.00 - 64.99                         11           1,990,627.52         1.63        6.529          356        62.44          597
65.00 - 69.99                         16           2,788,791.82         2.29        6.308          356        66.57          622
70.00 - 74.99                         29           5,544,185.25         4.55        6.590          356        72.23          607
75.00 - 79.99                         62          11,890,012.83         9.75        6.455          357        76.92          641
80.00 - 80.00                        212          31,572,759.05        25.89        6.637          356        80.00          634
80.01 - 84.99                         29           5,553,919.02         4.55        6.695          357        83.60          618
85.00 - 89.99                         94          16,090,407.58        13.20        7.009          357        86.25          620
90.00 - 94.99                        119          21,368,429.47        17.52        6.923          357        90.73          639
95.00 - 99.99                         64           9,749,727.28         8.00        6.993          356        95.60          638
100.00 >=                             83          12,763,023.20        10.47        6.878          356       100.00          671
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min: 31.52
Max: 100.00
Weighted Average: 84.24
% > 80: 53.74
% > 90: 21.97
% > 95: 12.11

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Original Term (months)             Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
360                                  733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min: 360
Max: 360
Weighted Average: 360

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Stated Remaining Term (months)     Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
301 - 360                            733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min: 340
Max: 360
Weighted Average: 356

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Product                            Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
ARM 2/28                             486          80,438,386.14        65.97        6.864          356        84.35          633
ARM 3/27                             217          34,688,886.32        28.45        6.586          356        84.52          640
ARM 5/25                              30           6,810,010.33         5.58        6.365          357        81.47          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
Prepayment Penalty Original         # of              Principal         Curr        Gross    Remaining      Average      Average
Term (months)                      Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
0                                    112          18,289,818.55        15.00        6.993          357        80.58          631
6                                      3             310,270.10         0.25        6.084          355        84.05          657
12                                    78          17,492,794.94        14.35        6.835          357        82.01          626
24                                   270          44,291,090.33        36.32        6.656          356        85.77          642
36                                   270          41,553,308.87        34.08        6.733          356        85.16          634
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Loans with Penalty: 85.00

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Lien                               Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
First Lien                           733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Documentation Type                 Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
Full Doc                             532          84,679,794.55        69.45        6.709          356        86.30          630
SI                                   196          36,473,934.81        29.91        6.854          357        79.43          649
Alt Doc                                5             783,553.43         0.64        7.415          358        86.10          611
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Loan Purpose                       Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
Cashout Refinance                    571         101,728,495.89        83.43        6.715          356        84.38          632
Purchase                             121          14,042,903.30        11.52        7.052          356        81.93          656
Rate/Term Refinance                   41           6,165,883.60         5.06        6.788          357        87.21          643
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Property Type                      Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
Single Family Detached               658         106,000,577.57        86.93        6.756          356        84.92          635
Duplex                                43          11,293,292.01         9.26        6.743          357        78.01          635
Condominium                           30           4,102,965.52         3.36        6.770          356        84.23          649
Quadruplex                             2             540,447.69         0.44        7.179          357        81.73          661
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Occupancy Type                     Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
Owner-Occupied                       694         115,180,851.26        94.46        6.717          356        84.62          633
Non-Owner Occupied                    39           6,756,431.53         5.54        7.448          358        77.81          679
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
State                              Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
New York                              50          13,870,510.04        11.38        6.530          357        78.31          616
Michigan                             105          13,635,050.94        11.18        6.915          356        84.81          637
New Jersey                            42           8,925,127.79         7.32        6.708          357        84.38          620
California                            33           7,858,954.08         6.45        6.539          355        79.55          643
Massachusetts                         30           7,309,876.83         5.99        6.373          356        80.45          629
Illinois                              40           7,133,090.62         5.85        6.904          356        85.89          644
Florida                               46           6,404,922.62         5.25        7.032          356        83.52          629
Maryland                              26           5,521,521.58         4.53        6.602          356        87.19          636
Indiana                               41           4,264,292.49         3.50        6.457          356        86.89          648
Georgia                               25           3,676,260.70         3.01        6.599          356        92.45          648
Missouri                              27           3,585,690.06         2.94        6.918          357        92.19          638
North Carolina                        28           3,456,695.11         2.83        7.150          357        86.01          636
Wisconsin                             19           3,372,845.52         2.77        6.697          355        81.04          677
Ohio                                  30           3,201,828.47         2.63        6.895          356        86.62          637
Connecticut                           14           3,171,631.22         2.60        6.983          357        83.50          626
Minnesota                             14           2,746,099.27         2.25        6.862          356        85.28          646
Pennsylvania                          20           2,639,683.76         2.16        7.115          357        88.77          622
Virginia                              15           2,478,838.95         2.03        7.035          356        86.00          618
Arizona                               18           2,439,420.50         2.00        7.040          356        87.04          639
Colorado                              11           2,145,415.26         1.76        6.769          356        86.30          681
South Carolina                        13           1,862,193.30         1.53        6.980          358        85.65          661
Nevada                                10           1,635,908.20         1.34        6.868          356        73.47          631
Rhode Island                           6           1,451,303.58         1.19        6.440          357        83.63          623
Tennessee                             13           1,383,523.16         1.13        6.878          356        86.70          626
Kansas                                12           1,328,268.70         1.09        6.861          356        87.87          638
Alabama                                8           1,249,667.44         1.02        6.422          357        89.34          638
New Hampshire                          4           1,002,234.70         0.82        6.390          356        84.82          624
Kentucky                               7             862,618.65         0.71        7.205          357        98.51          661
Washington                             6             860,306.42         0.71        7.175          356        80.00          638
New Mexico                             6             535,243.47         0.44        7.189          358        88.15          629
Texas                                  3             533,374.41         0.44        6.934          356        88.04          627
Utah                                   4             500,715.82         0.41        6.572          357        80.00          652
Maine                                  1             170,406.12         0.14        6.750          356        90.00          610
Montana                                1             135,626.14         0.11        5.950          358        90.00          669
Arkansas                               1             133,000.00         0.11        6.850          360        88.67          678
Iowa                                   1             127,437.81         0.10        6.300          357        90.00          664
Nebraska                               1             118,538.85         0.10        5.500          358        80.00          651
Delaware                               1             109,412.45         0.09        6.650          354       100.00          648
Idaho                                  1              99,747.76         0.08        6.900          357        73.80          658
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Top 3 Zip Code: 2151(0.63332%), 11572(0.57545%), 60639(0.55703%)
Number of States: 39

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Gross Margin                       Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
1.500 - 1.999                          1             357,136.31         0.29        4.990          358        76.99          636
2.500 - 2.999                          2             561,777.59         0.46        6.009          359        69.09          644
3.000 - 3.499                          4             759,440.79         0.62        6.598          359        87.18          624
3.500 - 3.999                          5           1,063,843.23         0.87        6.897          358        76.47          600
4.000 - 4.499                          8           1,481,399.83         1.21        7.153          357        89.95          625
4.500 - 4.999                         19           3,790,359.37         3.11        5.286          355        76.43          670
5.000 - 5.499                         73          12,760,943.94        10.47        5.728          355        83.08          653
5.500 - 5.999                        114          20,360,679.40        16.70        6.152          356        84.89          653
6.000 - 6.499                        124          20,209,430.85        16.57        6.555          356        83.37          642
6.500 - 6.999                        137          22,520,093.03        18.47        7.019          357        86.90          629
7.000 - 7.499                        100          14,840,465.03        12.17        7.438          357        87.05          624
7.500 - 7.999                        116          19,683,073.96        16.14        7.371          357        81.93          620
8.000 - 8.499                         16           1,893,153.58         1.55        8.577          357        84.38          588
8.500 - 8.999                         12           1,506,403.20         1.24        9.094          356        85.13          595
9.000 - 9.499                          1              68,220.29         0.06        9.260          355        95.00          590
10.000 - 10.499                        1              80,862.39         0.07       10.250          356        71.05          554
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min (>0): 1.800
Max: 10.100
Weighted Average (>0): 6.351

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Minimum Interest rate              Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
4.000 - 4.499                          2             189,203.68         0.16        4.951          355        80.00          654
4.500 - 4.999                         13           2,645,793.21         2.17        4.990          355        80.24          666
5.000 - 5.499                         36           7,481,654.34         6.14        5.460          355        80.94          658
5.500 - 5.999                        113          20,465,508.02        16.78        5.895          355        82.32          649
6.000 - 6.499                        100          16,554,377.27        13.58        6.342          356        83.47          642
6.500 - 6.999                        174          29,442,751.73        24.15        6.853          357        86.66          639
7.000 - 7.499                         84          12,184,050.82         9.99        7.381          357        86.05          631
7.500 - 7.999                        162          26,686,249.66        21.89        7.397          357        83.89          617
8.000 - 8.499                         22           3,167,549.70         2.60        8.345          357        83.87          600
8.500 - 8.999                         23           2,688,444.86         2.20        8.917          357        86.78          593
9.000 >=                               4             431,699.50         0.35        8.867          356        80.80          664
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min (>0): 4.300
Max: 10.250
Weighted Average (>0): 6.730

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-3                                                     GROUP IIA
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 121,937,283
                                                                     733 RECORDS

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Maximum Interest Rate              Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
10.500 - 10.999                       12           2,402,341.40         1.97        5.177          356        79.62          660
11.000 - 11.499                       23           5,329,890.05         4.37        5.285          355        82.44          670
11.500 - 11.999                       85          16,135,611.85        13.23        5.826          356        83.36          655
12.000 - 12.499                       69          13,012,092.40        10.67        6.184          356        83.05          643
12.500 - 12.999                      169          27,767,942.46        22.77        6.572          356        83.66          632
13.000 - 13.499                       91          13,596,303.81        11.15        6.911          356        85.21          633
13.500 - 13.999                      152          23,944,164.25        19.64        7.358          357        87.26          628
14.000 - 14.499                       39           5,536,066.28         4.54        7.845          357        85.01          615
14.500 - 14.999                       59           8,563,771.47         7.02        8.150          357        85.54          615
15.000 >=                             34           5,649,098.82         4.63        7.614          357        78.15          617
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min (>0): 10.790
Max: 17.990
Weighted Average (>0): 13.105

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Initial Periodic Rate Cap          Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
2.300                                  1              83,936.14         0.07        8.840          343        80.00          724
3.000                                732         121,853,346.65        99.93        6.756          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min (>0): 2.300
Max: 3.000
Weighted Average (>0): 3.000

                                                                                              Weighted
                                                                                 Weighted      Average
                                                        Current       Pct by      Average       Stated     Weighted     Weighted
                                    # of              Principal         Curr        Gross    Remaining      Average      Average
Subsequent Periodic Rate Cap       Loans                Balance     Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------   -------   --------------------   ----------   ----------   ----------   ----------   ----------
1.000                                697         114,041,063.49        93.52        6.796          356        84.59          636
1.500                                 23           5,381,390.93         4.41        6.351          356        79.04          625
2.000                                 13           2,514,828.37         2.06        5.844          353        79.43          616
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------
Total:                               733         121,937,282.79       100.00        6.757          356        84.24          635
                                 -------   --------------------   ----------   ----------   ----------   ----------   ----------

Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.043

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.